UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)    Resignation of Independent Registered Public Accounting Firm

On June 22, 2023, KPMG LLP (“KPMG”), which had been serving as the independent registered public accounting firm of Canopy Growth Corporation (the “Company”), declined to stand for reelection and resigned as the Company’s independent registered public accounting firm, effective June 22, 2023 (the “Resignation Date”). The Audit Committee (the “Audit Committee”) of the board of directors of the Company accepted KPMG’s resignation on the Resignation Date.

The audit report of KPMG on the Company’s consolidated financial statements for the fiscal years ended March 31, 2023 and March 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the Company’s consolidated financial statements for the fiscal year ended March 31, 2023 (the “2023 Consolidated Financial Statements”) (A) included an explanatory paragraph related to the restatement of the consolidated financial statements for the fiscal year ended March 31, 2022 and (B) included a separate paragraph stating the Company has material debt obligations coming due in the short-term, has suffered recurring losses from operations and requires additional capital to fund its operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2 of the 2023 Consolidated Financial Statements. The 2023 Consolidated Financial Statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended March 31, 2023 and March 31, 2022, and the subsequent interim period through June 22, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its audit report on the financial statements of the Company for such years.

During the fiscal years ended March 31, 2023 and March 31, 2022, and the subsequent interim period through June 22, 2023, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except with respect to:

1.

The audit report of KPMG on the Company’s internal control over financial reporting as of March 31, 2023 contained an adverse opinion. KPMG’s report dated June 22, 2023 indicates that the Company did not maintain effective internal control over financial reporting as of March 31, 2023 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states the following material weaknesses have been identified and included in management’s assessment:

a.

An ineffective control environment, resulting from a lack of the required number of trained operational and IT personnel with the appropriate skills and knowledge and with appropriate assigned authorities, responsibilities and accountability related to the design, implementation and operating effectiveness of internal control over financial reporting. The control environment material weakness contributed to the following material weaknesses:

i.

The accounting for sales recorded by the BioSteel Sports Nutrition, Inc. (“BioSteel”) segment, which resulted in material misstatements relating to revenue and trade receivables, particularly with respect to the timing and amount of revenue recognition. Specifically, the Company did not design and maintain effective controls to sufficiently assess the timing, amount and appropriateness of revenue recognition. This included a lack of segregation of duties in the review of customer orders, inadequate controls over the review and approval of sales returns, and inadequate controls relating to revenue recognition policies and procedures. This also contributed to the failure to impair goodwill related to the BioSteel reporting unit on a timely basis as changes in the performance of BioSteel were not identified in a timely manner, and the failure to accurately record the redeemable noncontrolling interest.

ii.

IT general controls deficiencies that aggregated to a material weakness. These deficiencies specifically related to: (i) logical access management, including untimely periodic access review, access provisioning and modification, removal of user access and change management controls with respect to a payroll system implemented during the year; and (ii) untimely and inconsistent monitoring and oversight of third-party service organizations. Although the Company identified no instances of any adverse effects due to these deficiencies, business processes that depend on the affected information systems or that depend on data from the affected information systems, could be adversely impacted.

2.

The Company’s (A) restatement of its audited consolidated financial statements for the fiscal year ended March 31, 2022, originally included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022, (B) restatement of its unaudited consolidated financial statements for the quarterly periods ended June 30, 2022, September 30, 2022 and December 31, 2022, originally included in the Company’s Quarterly Reports on Form 10-Q for such quarterly periods, and (C) amendment of its Management’s Discussion and Analysis of Financial Condition and Results of Operations for such periods, all of which restatements and amendments have been included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

The above reportable events were discussed between the Audit Committee and KPMG, and KPMG has been authorized by the Company to respond fully to inquiries by PKF O’Connor Davies, LLP (“PKFOD”), the successor independent registered public accounting firm of the Company, concerning the reportable events.

The Company provided KPMG with a copy of this Current Report on Form 8-K and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) pursuant to Item 304(a)(3) of Regulation S-K, stating whether KPMG agrees with the statements made by the Company herein. A copy of KPMG’s letter, dated June 27, 2023, is filed as Exhibit 16.1 hereto.

(b)    Engagement of Independent Registered Public Accounting Firm

Also on June 22, 2023, the Company engaged PKFOD, a nationally recognized auditing firm, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

During the fiscal years ended March 31, 2023 and March 31, 2022, and through June 22, 2023, neither the Company, nor anyone on its behalf, consulted PKFOD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and neither a written report nor oral advice was provided to the Company that PKFOD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from KPMG LLP, dated June 27, 2023, to the SEC regarding change in certifying accountant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer

Date: June 27, 2023

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